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Putnam INVESTMENTS

April 21, 2017

Dear Fellow Shareholder:

The matter to be considered at your fund’s shareholder meeting is the merger of Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund with and into Putnam Tax Exempt Income Fund. In these mergers, shares of Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund would, in effect, be exchanged for shares of Putnam Tax Exempt Income Fund with an equal total net asset value. These exchanges are expected to be tax free for federal income tax purposes. The approval or closing of each merger is not conditioned on the approval or closing of the other merger.

The funds have substantially similar investment objectives. Putnam Tax Exempt Income Fund seeks as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital, while Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund seek as high a level of current income exempt from federal income tax and from either Arizona personal income tax or Michigan personal income tax, respectively, as Putnam Management believes is consistent with preservation of capital. The funds also pursue substantially similar investment strategies. Putnam Tax Exempt Income Fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities. Similarly, Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest mainly in bonds that pay interest that is exempt from federal income tax and either Arizona personal income tax or Michigan personal income tax, respectively, are investment-grade in quality, and have intermediate- to long-term maturities.

Putnam Management has recommended the proposed mergers because it believes that they are in the best interests of shareholders of each of Putnam Arizona Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund and Putnam Tax Exempt Income Fund. Because the funds have substantially similar investment goals, pursue substantially similar investment strategies and have the same portfolio managers, Putnam Management believes that the funds are appropriate merger partners. The proposed mergers are expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. Following the mergers (after payment of the costs of the mergers), Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund shareholders would be invested in a larger fund with a lower total expense ratio. Putnam Management believes that the benefits of investing in a more diversified, larger combined fund with a lower total expense ratio outweigh the benefits of income that is exempt from Arizona or Michigan personal income tax, as applicable.

The Trustees of your fund have carefully reviewed the terms of the proposed merger of your fund into Putnam Tax Exempt Income Fund and determined unanimously to recommend that shareholders of your fund approve the proposed merger. Details regarding the terms of the proposed mergers, and their potential benefits and costs to shareholders, are discussed in the prospectus/proxy statement, which we urge you to review carefully.

We appreciate your time and consideration of this important matter. If you have questions about this proposal, please call a customer service representative at 866-963-5821 or contact your financial advisor.

Sincerely yours,

Table of Contents

Notice of a Special Meeting of Shareholders	5
Prospectus/Proxy Statement	6

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 866-963-5821 or call your financial advisor.

Please refer to your proxy card for the touchtone voting phone number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on June 14, 2017 for Putnam Arizona Tax Exempt Income Fund and for Putnam Michigan Tax Exempt Income Fund.

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The proxy statement for each meeting is available at https://www.proxy-direct.com/put-28750.

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Notice of a Joint Special Meeting of Shareholders

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you wish to attend in person.

A Special Meeting of Shareholders of Putnam Arizona Tax Exempt Income Fund will be held on June 14, 2017 at 11 a.m. Eastern Time, on the 8 th Floor of One Post Office Square, Boston, Massachusetts, 02109 to consider the following proposal:

Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Arizona Tax Exempt Income Fund to Putnam Tax Exempt Income Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Tax Exempt Income Fund and the assumption by Putnam Tax Exempt Income Fund of all of the liabilities of Putnam Arizona Tax Exempt Income Fund, and the distribution of these shares to the shareholders of Putnam Arizona Tax Exempt Income Fund in complete liquidation of Putnam Arizona Tax Exempt Income Fund.

A Special Meeting of Shareholders of Putnam Michigan Tax Exempt Income Fund will be held on June 14, 2017, at 11 a.m. Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, 02109 to consider the following proposal:

Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Michigan Tax Exempt Income Fund to Putnam Tax Exempt Income Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Tax Exempt Income Fund and the assumption by Putnam Tax Exempt Income Fund of all of the liabilities of Putnam Michigan Tax Exempt Income Fund, and the distribution of these shares to the shareholders of Putnam Michigan Tax Exempt Income Fund in complete liquidation of Putnam Michigan Tax Exempt Income Fund.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair	Katinka Domotorffy
Kenneth R. Leibler, Vice Chair	Catharine Bond Hill
Robert L. Reynolds, President	John A. Hill
Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Robert J. Darretta	Manoj P. Singh
W. Thomas Stephens

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

April 21, 2017

Prospectus/Proxy Statement

April 21, 2017
Acquisition of the assets of

Putnam Arizona Tax Exempt Income Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

Putnam Michigan Tax Exempt Income Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

by and in exchange for shares of

Putnam Tax Exempt Income Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

Table of Contents

I.	Questions and Answers Regarding the Proposed Mergers	9

II.	Risk Factors	19

III.	Information about the Proposed Mergers	26

IV.	Information about Voting and the Shareholder Meetings	43

V.	Additional Information about Putnam Tax Exempt Income Fund	56

	Appendix A — Form of Agreement and Plan of Reorganization	A-1

	Appendix B — Financial Intermediary-Specific Sales Charge Waiver Information	B-1

This prospectus/proxy statement relates to the proposed mergers of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund with and into Putnam Tax Exempt Income Fund. In the mergers, each shareholder of Putnam Arizona Tax Exempt Income Fund and each shareholder of Putnam Michigan Tax Exempt Income Fund will receive shares of the corresponding class of Putnam Tax Exempt Income Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund shares, as applicable.

The Notice of Special Meeting, the proxy card(s) and this prospectus/proxy statement are being mailed on or about May 1, 2017. The prospectus/proxy statement explains what you should know before voting on the proposed mergers or investing in Putnam Tax Exempt Income Fund, an open-end diversified

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management investment company. Please read this prospectus/proxy statement and keep it for future reference.

The statement of additional information relating to the proposed mergers, dated April 21, 2017 (the “Merger SAI”) and the other documents identified below are incorporated into this prospectus/proxy statement by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus/proxy statement, request other information about the funds or make shareholder inquiries by contacting their financial advisor, by visiting the Putnam Investments website at www.putnam.com, by calling Putnam toll-free at 1-800-225-1581, or by emailing Putnam at funddocuments@putnam.com. This information may also be obtained by contacting the Securities and Exchange Commission (the “SEC”), as described below.

The securities offered by this prospectus/proxy statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus/proxy statement. Any representation to the contrary is a criminal offense.

Shares of Putnam Tax Exempt Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus/proxy statement by reference:

(i) the statement of additional information of Putnam Tax Exempt Income Fund, dated January 30, 2017, as supplemented;

(ii) the prospectus and statement of additional information of Putnam Arizona Tax Exempt Income Fund, dated September 30, 2016, as supplemented;

(iii) the prospectus and statement of additional information of Putnam Michigan Tax Exempt Income Fund, dated September 30, 2016, as supplemented;

(iv) the Merger SAI;

(v) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam Tax Exempt Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2016;

(vi) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam Arizona Tax Exempt Income Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2016, and the unaudited financial highlights and financial statements included in Putnam Arizona Tax Exempt Income Fund’s Semiannual Report to Shareholders for the six-month period ended November 30, 2016; and

(vii) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam Michigan Tax Exempt Income Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2016, and the unaudited financial highlights and financial statements included in Putnam Michigan Tax Exempt Income Fund’s Semiannual Report to Shareholders for the six-month period ended November 30, 2016.

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Information regarding Putnam Tax Exempt Income Fund’s investment advisor and portfolio managers, the pricing, purchase, sale and redemption of Putnam Tax Exempt Income Fund shares, the tax treatment of distributions and tax consequences to shareholders of buying, holding, exchanging and selling Putnam Tax Exempt Income Fund shares, financial highlights, Putnam Tax Exempt Income Fund’s policy regarding frequent trading in Putnam Tax Exempt Income Fund’s shares and regarding dividends and distributions, sales charges and 12b-1 fees is included in this prospectus/proxy statement.

This document will give you information about the proposed mergers. Much of the information is required under SEC rules; some of it is technical. If there is anything you do not understand, please contact Putnam Investor Services, Inc. (“Putnam Investor Services”) at its toll-free number, 1-800-225-1581, or call your financial advisor. Like Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund, Putnam Tax Exempt Income Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). Putnam Tax Exempt Income Fund, Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund are collectively referred to as the “funds,” and each is referred to individually as a “fund.” Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund are also referred to as the “Acquired Funds,” and each is referred to individually as an “Acquired Fund.”

Putnam Arizona Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund and Putnam Tax Exempt Income Fund are each subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including proxy materials, reports and the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at www.sec.gov. You may need to refer to a fund’s file number.

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I. Questions and Answers Regarding the Proposed Mergers

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus/proxy statement, which contains additional information and further details about the proposed mergers.

1. What is being proposed?

The Trustees of The Putnam Funds are recommending that shareholders of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund (each an “Acquired Fund” and together, the “Acquired Funds”) approve the proposed merger of their respective Acquired Fund into Putnam Tax Exempt Income Fund as contemplated by the Agreement and Plan of Reorganization (the form of which is attached as Exhibit A and described in Part III).

If approved by shareholders, upon the closing of each merger of an Acquired Fund into Putnam Tax Exempt Income Fund, all of the assets of the Acquired Fund will be transferred to Putnam Tax Exempt Income Fund. In exchange, Putnam Tax Exempt Income Fund will issue and deliver shares of Putnam Tax Exempt Income Fund (the “Merger Shares”) to the Acquired Fund and will also assume all of the liabilities of the Acquired Fund. The Merger Shares issued to the Acquired Fund shareholders will have an aggregate value equal to the value of the Acquired Fund’s assets net of liabilities. Immediately after the Acquired Fund receives its Merger Shares, the Acquired Fund will distribute its Merger Shares to its shareholders, pro rata. The Acquired Fund shareholders will receive Merger Shares of the same class as the Acquired Fund shares they held.

It is currently anticipated that the mergers will close on or about July 24, 2017, with the net asset value of shares to be issued in the mergers currently expected to be determined on or about July 21, 2017.

2. What will happen to my Acquired Fund shares as a result of the proposed mergers?

Your Acquired Fund shares will, in effect, be exchanged for shares of Putnam Tax Exempt Income Fund of the same class and with an equal aggregate net asset value on the date of the merger of your fund with and into Putnam Tax Exempt Income Fund. Each merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why are the mergers being proposed at this time?

Putnam Management has recommended the proposed mergers because it believes that the mergers are in the best interests of shareholders of Putnam Arizona Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund and Putnam Tax Exempt Income Fund. Putnam Arizona Tax Exempt Income Fund commenced operations on January 30, 1991 and had net assets of $52,286,371 as of September 30, 2016. Putnam Michigan Tax Exempt Income Fund commenced operations on October 23, 1989 and had net assets of $84,118,884 as of September 30, 2016. Putnam Tax Exempt Income Fund commenced operations on December 31, 1976 and had net assets of $1,018,323,686 as of September 30, 2016. The funds have substantially similar investment objectives and strategies, although Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest mainly in bonds that pay interest that is exempt from personal income tax in Arizona and Michigan, respectively. The funds have the same portfolio managers and Putnam Tax Exempt Income Fund has a better performance record over multiple time periods than each Acquired Fund. Because the funds have substantially similar investment

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goals, pursue substantially similar investment strategies and have the same portfolio managers, Putnam Management believes that the funds are appropriate merger partners. The proposed mergers are expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. Following the merger, shareholders of each Acquired Fund would be invested in a larger fund with a lower total expense ratio. Shareholders of each fund may benefit from the possibility of additional economies of scale through the spreading of certain expenses across a larger asset base. Putnam Management believes that the benefits of investing in a more diversified, larger combined fund with a lower total expense ratio outweigh the benefits of income that is exempt from Arizona or Michigan personal income tax, as applicable.

The Trustees of The Putnam Funds serve as Trustees of each of the funds involved in the proposed mergers. The Trustees of your fund, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management (referred to as “Independent Trustees” throughout this prospectus/proxy statement), have carefully considered the anticipated benefits and costs of each proposed merger to the shareholders of your fund. The Trustees have determined that each proposed merger is in the best interests of the shareholders of each fund and unanimously recommend that shareholders vote FOR approval of the proposed mergers.

4. How do the investment goals, strategies, policies and restrictions of your fund and Putnam Tax Exempt Income Fund compare?

Investment Goals and Strategies

The funds’ investment goals and strategies are substantially similar, although Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest mainly in bonds that pay interest that is exempt from personal income tax in Arizona and Michigan, respectively, whereas Putnam Tax Exempt Income Fund has broader geographic exposure.

Under normal circumstances, each fund invests at least 80% of the fund’s net assets in tax-exempt investments1. Accordingly, under normal circumstances, Putnam Tax Exempt Income Fund invests at

1 “Tax-exempt investments” means:

Putnam Tax Exempt Income Fund only: Investments issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service could make the income from some of these obligations taxable.

Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund only: Investments that are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, the income from which is exempt from both federal and the applicable state’s income tax. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. Investments in securities of issuers located outside the applicable state may be applied toward meeting a requirement to invest in a tax-exempt investment if the security pays interest that is exempt from federal and the applicable state’s income tax.

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least 80% of its net assets in securities that pay interest that is exempt from federal income tax, while Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest at least 80% of their net assets in securities that pay interest that is exempt from both federal and either Arizona or Michigan state income tax, as applicable.

For purposes of these policies, in respect of Putnam Tax Exempt Income Fund only, investments paying interest subject to the federal alternative minimum tax (AMT) for individuals are not considered tax-exempt investments.

	Putnam Arizona Tax	Putnam Michigan Tax	Putnam Tax Exempt
	Exempt Income Fund	Exempt Income Fund	Income Fund

Investment Goal	The fund seeks as high a	The fund seeks as high a	The fund seeks as high a
	level of current income	level of current income	level of current income
	exempt from federal income	exempt from federal income	exempt from federal income
	tax and Arizona personal	tax and Michigan personal	tax as Putnam Management
	income tax as Putnam	income tax as Putnam	believes is consistent with
	Management believes is	Management believes is	preservation of capital.
	consistent with preservation	consistent with preservation
	of capital.	of capital.

Investment	The fund invests mainly in	The fund invests mainly in	The fund invests mainly in
Strategies	bonds that pay interest that	bonds that pay interest that	bonds that pay interest that
	is exempt from federal	is exempt from federal	is exempt from federal
	income tax and Arizona	income tax and Michigan	income tax (but that may be
	personal income tax (but	personal income tax (but	subject to federal alternative
	that may be subject to	that may be subject to	minimum tax (AMT)), are
	federal alternative minimum	federal alternative minimum	investment-grade in quality,
	tax (AMT)), are investment-	tax (AMT)), are investment-	and have intermediate- to
	grade in quality, and have	grade in quality, and have	long-term maturities (i.e.,
	intermediate- to long-term	intermediate- to long-term	three years or longer).
	maturities (i.e., three years	maturities (i.e., three years
	or longer).	or longer).

	Under normal	Under normal	Under normal
	circumstances, the fund	circumstances, the fund	circumstances, the fund
	invests at least 80% of the	invests at least 80% of the	invests at least 80% of the
	fund’s net assets in tax-	fund’s net assets in tax-	fund’s net assets in tax-
	exempt investments. This	exempt investments. This	exempt investments, which
	investment policy cannot be	investment policy cannot be	for purposes of this policy
	changed without the	changed without the	exclude investments paying
	approval of the fund’s	approval of the fund’s	interest subject to the federal
	shareholders.	shareholders.	AMT for individuals. This
investment policy cannot be
	Putnam Management may	Putnam Management may	changed without the
	consider, among other	consider, among other	approval of the fund’s
	factors, credit, interest rate	factors, credit, interest rate	shareholders.
	and prepayment risks, as	and prepayment risks, as
	well as general market	well as general market	Putnam Management may
	conditions, when deciding	conditions, when deciding	consider, among other
	whether to buy or sell	whether to buy or sell	factors, credit, interest rate
	investments.	investments.	and prepayment risks, as
well as general market
conditions, when deciding
whether to buy or sell
investments.

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Investment Policies and Restrictions

As described above, the funds pursue substantially similar investment strategies. The funds also have identical investment restrictions with the exception of the 80% investment policy described above and one non-fundamental investment restriction. Putnam Arizona Tax Exempt Income Fund was organized as a non-diversified2 investment fund under the Investment Company Act, as amended (the “1940 Act”), but operates as a diversified3 investment fund pursuant to a non-fundamental investment restriction. Putnam Tax Exempt Income Fund was organized as a diversified fund under the 1940 Act and therefore does not have a comparable non-fundamental investment restriction.

5. Is the approval or closing of the merger of each Acquired Fund conditioned on the approval or closing of the merger of the other Acquired Fund?

No. The approval or closing of the proposed merger of each Acquired Fund is not conditioned on the approval or closing of the proposed merger of the other Acquired Fund. Each proposed merger is subject to certain closing conditions that must be satisfied or waived in order for each merger to be completed. Although Putnam Management believes that it is unlikely, it is possible that the merger of one Acquired Fund is approved and closes while the merger of the other Acquired Fund is either not approved or does not close. The information on the estimated expenses of the combined fund presented in this prospectus assumes that both mergers are approved and completed.

6. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed mergers?

Acquired Fund shareholders are expected to benefit overall in terms of a lower total expense ratio as a result of the proposed merger of their fund with and into Putnam Tax Exempt Income Fund. The lower expense ratio will be realized only after the costs of the proposed mergers have been paid.

Each fund pays management fees which incorporate asset-level discounts based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, Putnam Tax Exempt Income Fund pays the same management fee as a percentage of net assets as each of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund.

As of September 30, 2016, each fund had a management fee rate of 0.44%. Following the mergers, Putnam Management expects the management fee rate of the combined fund to be 0.44%.

As of September 30, 2016, the total expenses of Putnam Arizona Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund and Putnam Tax Exempt Income Fund, not including any payments under Rule 12b-1 distribution and service plans, were 0.71%, 0.66% and 0.55%, respectively. The combined fund is expected to pay 0.55% in total expenses (not including any payments under Rule 12b-1 distribution and service plans), which does not reflect non-recurring expenses related to the mergers. If

2 ‘‘Non-diversified company’’ means any management company other than a diversified company.

3 ‘‘Diversified company’’ means a management company which meets the following requirements: At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

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these expenses had been reflected, the estimated total (non 12b-1) annual fund operating expenses would be 0.56%.

For more detailed information about fees and expenses, please see “Information about the Proposed Mergers—Fees and Expenses.”

7. How does the investment performance of each fund compare?

The performance information below gives some indication of the risks associated with an investment in each fund by showing each fund’s performance year to year over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. The current portfolio managers for the funds are Paul Drury and Garrett Hamilton. Mr. Drury commenced managing the funds in 2002. Mr. Hamilton commenced managing the funds in December 2016. Monthly performance figures for each fund are available at putnam.com.

The chart shows year-to-year changes in the net asset value performance of one of the funds’ classes of shares, class A shares.

CALENDAR YEAR TOTAL RETURNS

Putnam Tax Exempt Income Fund

Putnam Arizona Tax Exempt Income Fund

Putnam Michigan Tax Exempt Income Fund

During the periods shown in the bar chart, Putnam Tax Exempt Income Fund’s highest return for a quarter was 9.43% (quarter ended 9/30/09) and the lowest return for a quarter was -4.81% (quarter ended 12/31/08). During the periods shown in the bar chart, Putnam Arizona Tax Exempt Income Fund’s highest return for a quarter was 7.95% (quarter ended 9/30/09) and the lowest return for a quarter was -4.51% (quarter ended 9/30/08). During the periods shown in the bar chart, Putnam Michigan Tax Exempt Income Fund’s highest return for a quarter was 8.27% (quarter ended 9/30/09) and the lowest return for a quarter was -4.50% (quarter ended 12/31/10).

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Average Annual Total Returns	1 year	5 years	10 years
(for periods ended 12/31/16)

Putnam Tax Exempt Income Fund

Class A (before taxes)	-3.64%	2.56%	3.48%

Class A (after taxes on distributions)	-3.71%	2.53%	3.46%

Class A (after taxes on distributions and
sale of fund shares)	-0.59%	2.84%	3.61%

Class B (before taxes)	-5.10%	2.39%	3.41%

Class C (before taxes)	-1.38%	2.61%	3.08%

Class M (before taxes)	-3.27%	2.42%	3.26%

Class Y (before taxes)	0.60%	3.64%	4.13%

Bloomberg Barclays Municipal Bond
Index (no deduction for fees, expenses or
taxes)	0.25%	3.28%	4.25%

Putnam Arizona Tax Exempt Income
Fund

Class A (before taxes)	-4.11%	2.00%	3.25%

Class A (after taxes on distributions)	-4.12%	2.00%	3.23%

Class A (after taxes on distributions and
sale of fund shares)	-1.17%	2.30%	3.35%

Class B (before taxes)	-5.70%	1.81%	3.00%

Class C (before taxes)	-1.97%	2.01%	2.87%

Class M (before taxes)	-3.74%	1.84%	3.03%

Class Y (before taxes)	0.11%	3.06%	3.88%

Bloomberg Barclays Municipal Bond
Index (no deduction for fees, expenses or
taxes)	0.25%	3.28%	4.25%

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Putnam Michigan Tax Exempt Income
Fund

Class A (before taxes)	-4.07%	1.75%	3.21%

Class A (after taxes on distributions)	-4.07%	1.75%	3.21%

Class A (after taxes on distributions and
sale of fund shares)	-1.13%	2.08%	3.29%

Class B (before taxes)	-5.56%	1.58%	2.98%

Class C (before taxes)	-1.72%	1.81%	2.85%

Class M (before taxes)	-3.48%	1.65%	3.01%

Class Y (before taxes)	0.26%	2.83%	3.86%

Bloomberg Barclays Municipal Bond
Index (no deduction for fees, expenses or
taxes)	0.25%	3.28%	4.25%

Class B share performance reflects conversion to class A shares after eight years.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

8. Will my dividends be affected by the proposed merger of my fund into Putnam Tax Exempt Income Fund?

Each fund normally distributes any net investment income and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. As each fund maintains the same distribution practices, subject to payment of a dividend as a result of the closing of the Acquired Funds’ taxable years in connection with the merger as described below, Putnam Management does not expect that Acquired Fund shareholders will see any material change in the dividends they receive as a result of the mergers, although there can be no assurance that this will be the case.

Putnam Tax Exempt Income Fund will not permit any holder of certificated Acquired Fund shares at the time of the merger to receive cash dividends or other distributions or to pledge Merger Shares until such certificates for the Acquired Fund shares have been surrendered, or, in the case of lost certificates, until adequate surety bond has been posted. To obtain information on how to return your Acquired Fund share certificates after the merger of your fund into Putnam Tax Exempt Income Fund (if approved) is completed, please call Putnam Investor Services at 1-800-225-1581.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, Putnam Tax Exempt Income Fund will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Acquired Fund shares in cash.

As of April 17, 2017, in respect of the Acquired Funds, only Putnam Michigan Tax Exempt Income Fund has outstanding share certificates.

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9. What are the federal income tax consequences of each proposed merger?

Each proposed merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by either Acquired Fund or its shareholders as a direct result of either proposed merger. The tax basis and holding period of a shareholder’s Acquired Fund shares are expected to carry over to the Merger Shares the shareholder receives in the merger of its fund with and into Putnam Tax Exempt Income Fund. At any time before the consummation of the relevant merger, shareholders may redeem Acquired Fund shares, likely resulting in recognition of gain or loss to such shareholders for federal income tax purposes.

If the shareholders approve the proposed mergers, Putnam Management currently expects that the Acquired Funds may make dispositions of certain portfolio holdings prior to the mergers. Any such dispositions will result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that will be distributed to shareholders as taxable distributions. If sales take place before the date of the proposed mergers, any net capital gains recognized in these sales will be distributed to Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. If such sales had occurred as of February 28, 2017, due to net capital losses in each Acquired Fund, such portfolio repositioning would not have resulted in a capital gains distribution. Any such distributions would be taxable to shareholders, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. If sales take place after the date of the proposed mergers, any net capital gains recognized in these sales will be distributed to shareholders of the combined fund and will likewise be taxable in the manner described in the immediately preceding sentence.

Each proposed merger will end the tax year of the applicable Acquired Fund. Prior to the applicable merger, the each Acquired Fund will distribute to its shareholders income and capital gains realized during the short tax year ending on the date of the merger. Had the merger not occurred, each Acquired Fund would have paid such distributions by the end of their regular tax year. The merger thus will accelerate distributions to shareholders from each Acquired Fund for the fund’s short tax year ending on the date of the merger. Such tax year-end distributions will be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover before the consummation of the merger (and not offset by capital losses) that were not previously distributed. Shareholders of an Acquired Fund may also receive distributions of income and capital gains in connection with the tax year end of the combined fund. Such tax year-end distributions will likewise be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover after the consummation of the merger (and not offset by capital losses) that were not previously distributed.

If the shareholders approve the proposed mergers, the combined fund generally does not expect to make distributions that will be exempt from Michigan or Arizona personal state income tax.

Certain other tax consequences are discussed below under “Information about the Proposed Mergers—Federal Income Tax Consequences.”

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10. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the three funds?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are identical.

Each of the Acquired Funds and Putnam Tax Exempt Income Fund make a continuous public offering of their shares. Each Acquired Fund currently offers five classes of shares. Putnam Tax Exempt Income Fund currently offers six classes of shares, although Class T shares of Putnam Tax Exempt Income Fund are not currently available for purchase. Shares of each fund may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by the funds is made at net asset value for all classes of shares.

Shares of each fund may be redeemed (in essence, sold to the fund) on any day the New York Stock Exchange is open at their net asset value next determined after receipt by the fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge.

Each fund’s shareholders can generally exchange their shares for shares of the same class of another Putnam fund at net asset value. Not all Putnam funds offer all classes of shares or are open to new investors. Each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Please see “How to sell or exchange fund shares” for information about redeeming or exchanging certificated shares.

11. How will I be notified of the outcome of the vote?

If the proposed merger of your fund into Putnam Tax Exempt Income Fund is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Putnam Tax Exempt Income Fund shares you are receiving. If the proposed merger is not approved by shareholders, you will be notified in the next shareholder report of your fund. If the proposed merger is not approved by shareholders, Putnam Tax Exempt Income Fund and your fund will continue to operate as separate funds in the near term, while Putnam Management considers what course of action is in the best interest of the funds and their shareholders going forward.

12. Will the number of shares I own change after the merger of my fund with and into Putnam Tax Exempt Income Fund?

Yes, the number of shares you own will change, but the total value of the shares of Putnam Tax Exempt Income Fund you receive will equal the total value of the shares of the Acquired Fund that you hold at the time of the proposed merger. Even though the net asset value per share of each fund is different, the total net asset value of your holdings at the time of the merger of your fund into Putnam Tax Exempt Income Fund will not change as a result of the merger.

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13. What shareholder vote is required to approve the proposed mergers?

Approval of each proposed merger will require the “yes” vote at the meeting of the applicable Acquired Fund’s shareholders or any adjournment thereof (in each case, a “Meeting”) of a majority of the outstanding voting securities of the applicable Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the applicable Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

14. What are the costs associated with the mergers?

The direct costs associated with the proposed mergers are estimated to be $434,816. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed mergers, will be allocated evenly between the three funds, except that relevant proxy solicitation costs will be borne by the applicable Acquired Fund. Because each fund is expected to benefit from the mergers based on several factors, Putnam Management determined that the allocation described above is a fair and objective manner of allocating the merger expenses. However, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the Acquired Funds, Putnam Management will bear all of the costs allocated to Putnam Arizona Tax Exempt Income Fund, and $103,498 of the costs allocated to Putnam Michigan Tax Exempt Income Fund. Thus, an estimated $250,070 will be paid by Putnam Management, an estimated $50,374 will be paid by Putnam Michigan Tax Exempt Income Fund, and an estimated $134,372 will be paid by Putnam Tax Exempt Income Fund.

II. Risk Factors

What are the principal risks of Putnam Tax Exempt Income Fund, and how do they compare with those of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund?

Because the funds have substantially similar investment objectives and pursue substantially similar investment strategies, the principal risks of an investment in Putnam Tax Exempt Income Fund are substantially similar to the risks of an investment in Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund. However, each of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest to a significant extent in tax-exempt investments of a single state, which expose them to additional risk factors.

The main risks that could adversely affect the value of Putnam Tax Exempt Income Fund’s shares and the total return on an investment in Putnam Tax Exempt Income Fund include:

> the risk that the value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the of the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

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The risks associated with bond investments include interest rate risk, which means the value of each fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the funds’ investments may default on payment of interest or principal. Since the funds invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, each fund’s investments may be focused in certain market segments. Consequently, the funds may be more vulnerable to fluctuations in the values of the securities they hold than funds that invest more broadly. Interest rate risk is generally greater for longer-term bonds, which can be more sensitive to changes in markets, credit conditions and interest rates. Interest the funds receive might be taxable.

Because Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund each invest largely in tax-exempt investments of a single state, an investment in either Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund is more vulnerable to a single state’s economy and to factors affecting tax-exempt issuers in that state than would be true for a more geographically diversified fund such as Putnam Tax Exempt Income Fund.

You can lose money by investing in Putnam Tax Exempt Income Fund. The fund may not achieve its goal, and is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

What are the funds’ principal investment strategies and related risks?

As noted above, the funds have substantially similar investment objectives and strategies, investing in tax-exempt investments that are investment-grade in quality. Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest mainly in bonds that pay interest that is exempt from Arizona and Michigan personal income tax, respectively. As a result, although the risks of investing in the funds is similar, each of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund is more vulnerable to a single state’s economy and to factors affecting tax-exempt issuers in that state than would be true for a more geographically diversified fund such as Putnam Tax Exempt Income Fund.

• Tax-exempt investments. These investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or, in respect of the Acquired Funds only, a state tax authority, could make the income from some of these obligations taxable. In respect of the Acquired Funds only, investments in securities of issuers located outside the applicable state may be applied toward meeting a requirement to invest in a tax-exempt investment if the security pays interest that is exempt from federal and the applicable state’s income tax.

Interest income from private activity bonds may be subject to federal AMT for individuals. In respect of Putnam Tax Exempt Income Fund only, as a policy that cannot be changed without the approval of the funds’ shareholders, Putnam Management cannot include these investments for the purpose of complying with the 80% investment policy described above. Corporate shareholders will be required to include all exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

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• General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

• Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the funds, but will affect the value of the funds’ shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, Putnam Management might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the funds might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The funds invest mainly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that Putnam Management believes are of comparable quality. The funds may invest up to 25% of the funds’ total assets in non-investment-grade investments. However, the funds will not invest in investments that are rated lower than BB or its equivalent by each agency rating the investment, or are unrated securities that Putnam Management believes are of comparable quality. The funds will not necessarily sell an investment if its rating is reduced after a fund buys it.

Investments rated below BBB or its equivalent are below-investment-grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values Putnam Management had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

The funds may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the insurer’s ability to pay claims may adversely affect the value of insured investments and, consequently, the value of the funds’ shares.

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• Focus of investments. The funds may make significant investments in a particular segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. Putnam Tax Exempt Income Fund may also make significant investments in the debt of issuers located in the same state. These investments may cause the value of the funds’ shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, and lower demand for the services or products provided by a particular market segment.

At times, the funds and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Putnam Tax Exempt Income Fund — Investing in issuers located in the same state may make the funds more vulnerable to that state’s economy and to factors affecting its tax-exempt issuers, such as their ability to collect revenues to meet payment obligations.

Acquired Funds — Investing mostly in tax-exempt investments of a single state makes an Acquired Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

• the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations, which could result in a downgrade of a state’s credit rating or the ratings of authorities or political sub-divisions of the state,

• the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes,

• economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities, and

• increased expenditures on domestic security or reduced monetary support from the federal government.

In addition, because of the relatively small number of issuers of tax-exempt securities, Putnam Management is more likely to invest a higher percentage of assets in a single issuer. Putnam Management may, therefore, be more exposed to the risk of loss due to investing in relatively fewer issuers than a fund that invests more broadly.

Putnam Arizona Tax Exempt Income Fund only: The fund’s investments in Arizona municipal securities may be vulnerable to events adversely affecting Arizona and its economy as a whole, or industry segments in that economy or geographic areas within Arizona. The five largest employment sectors in Arizona for 2016 are trade, transportation and utilities; education and health services; professional and business services; government; and leisure and hospitality. Although Arizona has experienced sustained population and employment growth, fluctuations in unemployment levels, the growth of the labor market, or the national or state economies could adversely affect tax revenues of the issuers of Arizona municipal securities held by the fund.

Putnam Michigan Tax Exempt Income Fund only: The fund’s investments in Michigan municipal securities may be vulnerable to events adversely affecting the State of Michigan’s economy. Information about factors affecting the economy of Michigan can be found in the most recent offering statements relating to debt offerings of state and local issuers and other financial and demographic information. It

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should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

• Derivatives. Putnam Management may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters, although they do not represent a primary focus of the funds. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. Putnam Management may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, or index. Putnam Management may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so that it responds differently than it would otherwise respond to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. Putnam Management may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, Putnam Management may also choose not to use derivatives, based on Putnam Management’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the funds with investment exposure greater than the value of the funds’ investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the funds. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Market risk. The value of bonds in each fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. During those periods, the funds may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

• Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, which may produce taxable income and be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions, such as investing some or all of the funds’ assets in cash and cash equivalents, that differ from the funds’ usual investment strategies.

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However, Putnam Management may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the funds to miss out on investment opportunities, and may prevent the funds from achieving their goals. Additionally, while temporary defensive strategies are mainly designed to limit losses, these strategies may not work as intended.

• Changes in policies. The Trustees may change the funds’ goals, investment strategies and other policies set forth in this prospectus/proxy statement without shareholder approval, except as otherwise provided.

Portfolio turnover. Each fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when a fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. Putnam Arizona Tax Exempt Income Fund’s turnover rate was 13% for its most recent fiscal year and Putnam Michigan Tax Exempt Income Fund’s turnover rate was 9% for its most recent fiscal year, while Putnam Tax Exempt Income Fund’s turnover rate was 21% for its most recent fiscal year.

Financial intermediary compensation. If you purchase shares of any of the funds through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the applicable fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

III. Information about the Proposed Mergers

General. The shareholders of each of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund are being asked to approve a proposed merger between their fund and Putnam Tax Exempt Income Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”). A form of the Agreement is attached to this prospectus/proxy statement as Appendix A.

Although the term “merger” is used for ease of reference, each transaction is structured as a transfer of all of the assets of an Acquired Fund to Putnam Tax Exempt Income Fund in exchange for the assumption by Putnam Tax Exempt Income Fund of all of the liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of shares of Putnam Tax Exempt Income Fund (the Merger Shares) equal in aggregate net asset value to the net value of the assets transferred to Putnam Tax Exempt Income Fund.

After receipt of the Merger Shares, each Acquired Fund will distribute its Merger Shares to its shareholders, in proportion to its existing shareholdings, in complete liquidation of the Acquired Fund, and the legal existence of the Acquired Fund will be terminated. Each Acquired Fund shareholder will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Acquired Fund shares.

Before the date of each transfer, each Acquired Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

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The Trustees have voted unanimously to approve the proposed mergers and to recommend that shareholders of each Acquired Fund also approve the relevant proposed merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the holders of a majority of the outstanding voting securities of the applicable Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the applicable Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders approve the proposed mergers, Putnam Management currently expects that Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund may sell certain portfolio holdings prior to the mergers. (However, it is also possible that the combined fund’s portfolio managers could deem it appropriate in their discretion simply to combine the funds’ portfolios, without disposing of securities in Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund.) These sales, which are anticipated to commence on or about June 15, 2017 and will not occur unless and until shareholders of the applicable Acquired Fund approve the relevant proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions. Please see “Federal Income Tax Consequences” for information about the expected tax consequences of the proposed mergers.

Following the mergers, Putnam Management anticipates that Putnam Tax Exempt Income Fund may incur brokerage commissions and other transaction costs in connection with reinvesting the proceeds of Putnam Arizona Tax Exempt Income Fund’s and Putnam Michigan Tax Exempt Income Fund’s dispositions. These anticipated transaction costs do not alter Putnam Management’s view that the proposed mergers are in the best interests of each fund’s shareholders.

In the event that a proposed merger does not receive the required shareholder approval, the relevant Acquired Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Acquired Fund’s and Putnam Tax Exempt Income Fund’s shareholders.

Fees and Expenses. The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds, the annual operating expenses for each fund, and the pro forma expenses of Putnam Tax Exempt Income Fund, assuming consummation of both of the proposed mergers and based on pro forma combined assets as of September 30, 2016. Please see “Information about the Proposed Mergers – Trustees’ Considerations Relating to the Proposed Mergers” for information about the expenses of each proposed merger. The shareholder fees (fees paid directly from your investment) are the same for each fund and will not change as a result of the mergers. Annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined fund are expected to be lower than the current annual fund operating expenses for either of the Acquired Funds. The lower expense ratios will be achieved only after the costs of the mergers have been paid.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 13 of the Putnam Tax Exempt Income Fund prospectus and page 36 of the combined prospectus for each of the Acquired Funds, in Appendix B to this prospectus/proxy statement, and in How to buy shares beginning on page II-1 of each fund’s SAI.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class M	Class Y

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)

Putnam Arizona Tax Exempt Income	4.00%	NONE	NONE	3.25%	NONE
Fund

Putnam Michigan Tax Exempt	4.00%	NONE	NONE	3.25%	NONE
Income Fund

Putnam Tax Exempt Income Fund	4.00%	NONE	NONE	3.25%	NONE

Maximum Deferred Sales Charge
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever is
lower)

Putnam Arizona Tax Exempt Income	1.00% (a)	5.00% (b)	1.00%(c)	NONE	NONE
Fund

Putnam Michigan Tax Exempt	1.00% (a)	5.00% (b)	1.00%(c)	NONE	NONE
Income Fund

Putnam Tax Exempt Income Fund	1.00% (a)	5.00% (b)	1.00%(c)	NONE	NONE

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

				Total		Total annual
				Annual		fund operating
		Distribution		Fund		expenses after
	Management	and service	Other	Operating	Expense	expense
	Fees	(12b-1) Fees	Expenses	Expenses	Reimbursement#	Reimbursement

Putnam
Arizona Tax
Exempt Income
Fund

Class A	0.44%	0.22%(d)	0.30%	0.96%	-0.03%	0.93%
Class B	0.44%	0.85%	0.30%	1.59%	-0.03%	1.56%
Class C	0.44%	1.00%	0.30%	1.74%	-0.03%	1.71%
Class M	0.44%	0.50%	0.30%	1.24%	-0.03%	1.21%
Class Y	0.44%	0.00%	0.30%	0.74%	-0.03%	0.71%

Putnam
Michigan Tax
Exempt Income
Fund

Class A	0.44%	0.23%(d)	0.22%	0.89%	0.00%	0.89%
Class B	0.44%	0.85%	0.22%	1.51%	0.00%	1.51%
Class C	0.44%	1.00%	0.22%	1.66%	0.00%	1.66%

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				Total		Total annual
				Annual		fund operating
		Distribution		Fund		expenses after
	Management	and service	Other	Operating	Expense	expense
	Fees	(12b-1) Fees	Expenses	Expenses	Reimbursement#	Reimbursement

Class M	0.44%	0.50%	0.22%	1.16%	0.00%	1.16%
Class Y	0.44%	0.00%	0.22%	0.66%	0.00%	0.66%

Putnam Tax
Exempt Income
Fund

Class A	0.44%	0.22%(d)	0.11%	0.77%	0.00%	0.77%
Class B	0.44%	0.85%	0.11%	1.40%	0.00%	1.40%
Class C	0.44%	1.00%	0.11%	1.55%	0.00%	1.55%
Class M	0.44%	0.50%	0.11%	1.05%	0.00%	1.05%
Class Y	0.44%	0.00%	0.11%	0.55%	0.00%	0.55%

Putnam Tax
Exempt Income
Fund (pro forma
combined) †

Class A	0.44%	0.22%(d)	0.11%	0.77%	0.00%	0.77%
Class B	0.44%	0.85%	0.11%	1.40%	0.00%	1.40%
Class C	0.44%	1.00%	0.11%	1.55%	0.00%	1.55%
Class M	0.44%	0.50%	0.11%	1.05%	0.00%	1.05%
Class Y	0.44%	0.00%	0.11%	0.55%	0.00%	0.55%

(a) Applies only to certain redemptions of shares bought with no initial sales charge.

(b) This charge is phased out over six years.

(c) This charge is eliminated after one year.

(d) Represents a blended rate.

† Does not reflect non-recurring expenses related to the mergers. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been higher by 2 basis points.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the proposed mergers.

Examples

The following hypothetical examples are intended to help you compare the cost of investing in either fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years

Putnam Arizona Tax Exempt Income
Fund

Class A	$491	$691	$907	$1,529
Class B	$659	$799	$1,063	$1,719*
Class B (no redemption)	$159	$499	$863	$1,719*
Class C	$274	$545	$941	$2,050
Class C (no redemption)	$174	$545	$941	$2,050
Class M	$444	$703	$982	$1,775
Class Y	$73	$234	$409	$917

Putnam Michigan Tax Exempt Income
Fund

Class A	$487	$673	$874	$1,453
Class B	$654	$777	$1,024	$1,635*
Class B (no redemption)	$154	$477	$824	$1,635*
Class C	$269	$524	$903	$1,966
Class C (no redemption)	$169	$524	$903	$1,966
Class M	$439	$682	$943	$1,689
Class Y	$68	$212	$368	$824

Putnam Tax Exempt Income Fund

Class A	$476	$636	$811	$1,317
Class B	$643	$743	$966	$1,509*
Class B (no redemption)	$143	$443	$766	$1,509*
Class C	$258	$490	$845	$1,847
Class C (no redemption)	$158	$490	$845	$1,847
Class M	$429	$649	$886	$1,567
Class Y	$56	$177	$308	$691

Putnam Tax Exempt Income Fund (pro forma combined)

Class A	$476	$636	$811	$1,317
Class B	$643	$743	$966	$1,509*
Class B (no redemption)	$143	$443	$766	$1,509*
Class C	$258	$490	$845	$1,847
Class C (no redemption)	$158	$490	$845	$1,847
Class M	$429	$649	$886	$1,567
Class Y	$56	$177	$308	$691

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Such conversions occur automatically eight years after purchase.

Trustees’ Considerations Relating to the Proposed Mergers. The Trustees of The Putnam Funds, who serve as Trustees of each of the funds involved in the proposed mergers, have carefully considered the

22

anticipated benefits and costs of each proposed merger from the perspective of each fund. Following their review, the Trustees, including all of the Independent Trustees, determined that the proposed mergers of the Acquired Funds with and into Putnam Tax Exempt Income Fund would be in the best interests of each fund and its shareholders and that the interests of existing shareholders of each fund would not be diluted by the proposed mergers. The Trustees unanimously approved the proposed mergers and the Agreement, and recommend approval by the shareholders of each Acquired Fund.

Investment matters. In evaluating the proposed mergers, the Trustees analyzed the underlying investment rationale articulated by Putnam Management. The Trustees noted that the funds have substantially similar investment objectives and pursue substantially similar investment strategies, each focusing on bonds that are investment-grade in quality, have intermediate to long-term maturities (i.e., three years or longer), and pay interest that is exempt from federal income tax (and, in the case of each Acquired Fund, either Arizona or Michigan personal income tax), although Putnam Tax Exempt Income Fund invests at least 80% of its net assets in securities that pay interest that is exempt from federal income tax, while Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund invest at least 80% of their net assets in securities that pay interest that is exempt from both federal and either Arizona or Michigan state income tax, as applicable. The Trustees noted that, as a result of the mergers, shareholders of Putnam Arizona Tax Exempt Income Fund would no longer invest mainly in bonds whose interest is exempt from Arizona personal income tax, and similarly, shareholders of Putnam Michigan Tax Exempt Income Fund would no longer invest mainly in bonds whose interest is exempt from Michigan personal income tax. In this regard, the Trustees considered, among other things, Putnam Management’s views that the benefits of investing in a more diversified, larger combined fund with a lower total expense ratio outweigh the benefits of income that is exempt from Arizona or Michigan personal income tax, as applicable.

The Trustees considered that the funds are all managed by the same portfolio managers, Paul Drury and Garrett Hamilton, who have served as the portfolio managers of the funds since 2002 and 2016, respectively. The Trustees also considered that Putnam Tax Exempt Income Fund has a relatively superior performance record over multiple time periods as compared to each Acquired Fund and that, in Putnam Management’s view, the increased asset growth potential of a larger combined fund could attract more attention from certain broker-dealer research platforms.

Performance. The Trustees reviewed the historical investment performance of each fund and observed that Putnam Tax Exempt Income Fund had higher absolute returns than the Acquired Funds for the one-, three-, and five-year periods ended September 30, 2016. While Putnam Tax Exempt Income Fund outperformed the benchmark (Bloomberg Barclays Municipal Bond Index) during these periods, the Acquired Funds underperformed the benchmark over the same periods. Additionally, Putnam Tax Exempt Income Fund has provided a yield premium over each Acquired Fund over each of the last thirty six rolling twelve-month periods and also had higher risk-adjusted returns than each Acquired Fund over thirty four of the same thirty six periods.

Ongoing fund expenses. Putnam Management informed the Trustees that, as a result of the mergers, the combined Putnam Tax Exempt Income Fund is expected to have a lower total expense ratio than the current total expense ratio for either Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund after the costs of each merger have been paid. The Trustees reviewed the savings in annual fund operating expenses that Acquired Fund shareholders were expected to experience as shareholders of the combined Putnam Tax Exempt Income Fund, based on Putnam Management’s unaudited estimates of the funds’ expense ratios as of September 30, 2016 and the expected pro forma expense ratios based on combined assets of the funds as of the same date. They noted that each fund pays management fees which incorporate asset-level breakpoints based on the size of all Putnam open-end mutual fund net assets (excluding net assets of funds that are invested in, or that are invested in by, other

23

Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, the Trustees noted, Putnam Tax Exempt Income Fund pays the same management fee as a percentage of net assets as each of the Acquired Funds.

Additional information that the Trustees considered is presented in “Questions and Answers Regarding the Proposed Mergers—5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed mergers?” and in “Information about the Proposed Mergers—Fees and Expenses.”

Tax matters. The Trustees also considered the tax effects of the proposed mergers. The Trustees took into account the fact that, although this result is not free from doubt, each proposed merger is expected to be a tax-free transaction for federal income tax purposes. They also took into account other anticipated tax effects of each proposed merger, including the consequences that the blending of existing tax attributes of the three funds would have on taxable shareholders. These and other federal income tax consequences are discussed below under the heading “Federal Income Tax Consequences.”

Costs of the proposed mergers. The Trustees took into account the expected costs of the proposed mergers, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs against the expected benefits of the proposed mergers. The Trustees considered Putnam Management’s recommendation that, since each fund is expected to benefit from the proposed mergers, legal and accounting expenses, as well as the cost of printing and mailing this prospectus/proxy statement, should be allocated evenly among the acquired and acquiring funds. In addition, the Trustees considered Putnam Management’s recommendation that proxy solicitation costs should be allocated to the funds conducting the shareholder meetings (the Acquired Funds). The Trustees also considered that, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the Acquired Funds, Putnam Management would bear all of the costs allocated to Putnam Arizona Tax Exempt Income Fund and a substantial portion of the costs allocated to Putnam Michigan Tax Exempt Income Fund. Accordingly, the funds are expected to bear costs in the following approximate amounts:

	Putnam	Putnam
	Arizona Tax	Michigan Tax	Putnam Tax
	Exempt	Exempt	Exempt
Expenses	Income Fund	Income Fund	Income Fund

Proxy Solicitation	$12,200	$19,500	$-

Printing and Mailing Prospectus/Proxy Statement	$9,205	$9,205	$9,205

Legal	$100,000	$100,000	$100,000

Audit	$25,167	$25,167	$25,167

Total Expenses (Before Reimbursement)	$146,572	$153,872	$134,372

Reimbursement through Expense Subsidies	($146,572)	($103,498)	$-

Total Expenses	-	$50,374	$134,372

Net Assets (at September 30, 2016)	$52,286,371	$84,118,884	$1,018,323,686

Total Expenses (as a % of Net Assets at September	0.00%	0.06%	0.01%
30, 2016)

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Other factors. The Trustees also took into account a number of other factors, including: (1) the classification and relative performance information for each fund by independent research firms such as Morningstar, Inc. and Thomson Reuters Lipper; (2) the performance history of each fund as compared to its benchmark index; (3) the volatility of each fund’s portfolio relative to the market; (4) the net assets of each fund; (5) the possibility that the combined fund may attract more attention from broker dealer platforms; (6) the possibility of additional economies of scale or reduced diseconomies of scale; and (7) the terms of the Agreement.

Agreement and Plan of Reorganization. Each proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Agreement provides that Putnam Tax Exempt Income Fund will acquire all of the assets of each Acquired Fund in exchange for the assumption by Putnam Tax Exempt Income Fund of all of the liabilities of each Acquired Fund and for the issuance of full and fractional Merger Shares of each class equal in value to the value of the transferred assets attributable to shares of the corresponding class of each Acquired Fund net of assumed liabilities attributable to the class of each Acquired Fund. Valuations for the proposed mergers will be determined at 4:00 p.m., Eastern Time, on July 21, 2017, or such earlier or later time or date as may be agreed upon by the parties (the “Valuation Time”). The shares will be issued on the business day (the “Exchange Date”) following the Valuation Time.

Immediately following its receipt of the Merger Shares on the Exchange Date, each Acquired Fund will distribute the full and fractional Merger Shares, pro rata, to its shareholders of record as of the close of business on the Exchange Date. Merger Shares of each class will be distributed to holders of shares of the corresponding class of the Acquired Fund. As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of Acquired Fund shares of the corresponding class held by the shareholder. Putnam Tax Exempt Income Fund will issue the Merger Shares, registered in the name of the Acquired Fund, to the Acquired Fund. Putnam Tax Exempt Income Fund will then, in accordance with written instructions furnished by the Acquired Fund, re-register the Merger Shares in the names of the shareholders of the Acquired Fund in an amount representing the respective number of full and fractional Merger Shares of each class due the shareholder.

The consummation of each proposed merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and either proposed merger abandoned at any time before the Exchange Date (before or after the approval by shareholders of the applicable Acquired Fund) by mutual consent of Putnam Tax Exempt Income Fund and the applicable Acquired Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by that party. The approval or consummation of the merger of each Acquired Fund is not conditioned on the approval or consummation of the merger of the other Acquired Fund.

If shareholders of an Acquired Fund approve the relevant proposed merger, the Acquired Fund will liquidate any of its portfolio securities that Putnam Tax Exempt Income Fund indicates it does not wish to acquire. The Agreement provides that these liquidations will be substantially completed before the Exchange Date, unless the Acquired Fund and Putnam Tax Exempt Income Fund agree otherwise. The shareholders of each of the Acquired Funds will bear the applicable portfolio trading costs associated with these liquidations to the extent that the liquidations are completed before the Exchange Date. To the extent that the liquidations are not completed by the Exchange Date, shareholders of the combined fund will bear these costs.

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The fees and expenses associated with the proposed mergers are estimated to be $434,816. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed mergers and related transactions contemplated by the Agreement, will be allocated evenly between the three funds, except that relevant proxy solicitation costs will be borne by the applicable Acquired Fund. However, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the Acquired Funds, Putnam Management will bear all of the costs allocated to Putnam Arizona Tax Exempt Income Fund, and $103,498 of the costs allocated to Putnam Michigan Tax Exempt Income Fund. Thus, an estimated$250,070 will be paid by Putnam Management, an estimated $50,374 will be paid by Putnam Michigan Tax Exempt Income Fund, and an estimated $134,372 will be paid by Putnam Tax Exempt Income Fund. However, to the extent that any payment by any fund of such fees or expenses would result in the disqualification of Putnam Tax Exempt Income Fund, Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares are class A, class B, class C, class M and class Y shares of Putnam Tax Exempt Income Fund. Each class of Merger Shares has identical characteristics to shares of the corresponding class of each Acquired Fund. The Merger Shares do not include class T shares because these shares are not yet available for purchase. Acquired Fund shareholders receiving Merger Shares will not pay an initial sales charge on the shares. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Acquired Fund shares were subject to such a charge. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Acquired Fund shares and for the price you originally paid, potentially subject to certain adjustments. For purposes of determining the conversion date of the class B Merger Shares into class A shares of Putnam Tax Exempt Income Fund, the Merger Shares will be treated as having been purchased on the date you originally purchased your Acquired Fund shares (so that the conversion date of the shares will be unchanged by the mergers). For more detail on the characteristics of each class of Merger Shares, please see the “How do I buy fund shares?” section of the prospectus of Putnam Tax Exempt Income Fund, dated January 30, 2017, as supplemented.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Putnam Tax Exempt Income Fund. However, the Amended and Restated Agreement and Declaration of Trust of Putnam Investment Funds disclaims shareholder liability for acts or obligations of Putnam Tax Exempt Income Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Putnam Tax Exempt Income Fund or its Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of Putnam Tax Exempt Income Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam Tax Exempt Income Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of each Acquired Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, the funds will receive tax opinions from Ropes & Gray LLP, counsel to the funds (which opinions will be based on certain factual representations and customary assumptions and subject to certain qualifications), substantially to the effect that, although the matter is

26

not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the acquisition by Putnam Tax Exempt Income Fund of substantially all of the assets of the relevant Acquired Fund solely in exchange for Merger Shares and the assumption by Putnam Tax Exempt Income Fund of liabilities of the Acquired Fund followed by the distribution by the Acquired Fund to their shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the relevant Acquired Fund and Putnam Tax Exempt Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the relevant Acquired Fund upon the transfer of its assets to Putnam Tax Exempt Income Fund pursuant to the Agreement in exchange for Merger Shares and the assumption of the Acquired Fund’s liabilities by Putnam Tax Exempt Income Fund or upon the distribution of Merger Shares by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the relevant Acquired Fund upon the exchange of their shares of the Acquired Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to the Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by Putnam Tax Exempt Income Fund upon the receipt of the assets of the relevant Acquired Fund in exchange for Merger Shares and the assumption by Putnam Tax Exempt Income Fund of the liabilities of the Acquired Fund;

(vii) under Section 362(b) of the Code, Putnam Tax Exempt Income Fund’s tax basis in the assets of the relevant Acquired Fund transferred to Putnam Tax Exempt Income Fund pursuant to the Agreement will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased for any gain or decreased for any loss required to be recognized as described in (ii) above;

27

(viii) under Section 1223(2) of the Code, the holding period in the hands of Putnam Tax Exempt Income Fund of each Acquired Fund asset transferred to Putnam Tax Exempt Income Fund pursuant to the Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund; and

(ix) Putnam Tax Exempt Income Fund will succeed to and take into account the items of the relevant Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Putnam Tax Exempt Income Fund will file the tax opinions with the SEC shortly after completion of the proposed mergers. The opinions will be based on certain factual certifications made by officers of the Acquired Funds and Putnam Tax Exempt Income Fund and will also be based on customary assumptions and subject to certain qualifications. The opinions will note and distinguish certain published precedent. The opinions are not a guarantee that the tax consequences of the proposed mergers will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinions. If either proposed merger were consummated but did not qualify as a tax-free reorganization, the applicable Acquired Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their Acquired Fund shares and the fair market value of the shares of Putnam Tax Exempt Income Fund received.

Although each merger is expected to be a tax-free reorganization for federal income tax purposes, there will nonetheless be tax implications. Portfolio assets of each Acquired Fund may be sold in connection with the applicable proposed merger. The actual tax impact of any such sales will depend on the difference between the price at which the portfolio assets are sold and the Acquired Fund’s tax basis in the assets. If sales take place before the date of the applicable proposed merger, any net capital gains recognized in these sales will be distributed to the relevant Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. These distributions will be taxable to shareholders. If these sales take place after the date of the applicable proposed merger, any net capital gains recognized in these sales will be distributed to shareholders of the combined fund and will be taxable to shareholders in the manner described in the immediately preceding sentence. Also, because each proposed merger will end the tax year for the relevant Acquired Fund, it could accelerate distributions to shareholders from the relevant Acquired Fund for its short tax year ending on the date of the applicable merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger.

Before consummating the proposed mergers, the Acquired Funds will, and Putnam Tax Exempt Income Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of the relevant fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on the disposition of portfolio securities, whether independent of or in connection with the proposed mergers, effected prior to the mergers. These distributions will be taxable to shareholders.

Furthermore, differences between the funds’ unrealized gains and losses and tax loss carryforwards, and tax rules limiting the use of certain of those losses to offset gains following the mergers, may affect the timing and amount of future capital gain distributions paid to shareholders. Putnam Tax Exempt Income Fund’s ability to carry forward its or either Acquired Fund’s pre-merger capital losses and to use them to offset future gains may be limited as a result of the mergers. First, “pre-acquisition losses” of either

28

Putnam Tax Exempt Income Fund, Putnam Arizona Tax Exempt Income Fund or Putnam Michigan Tax Exempt Income Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one fund’s pre-acquisition losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the applicable merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, each Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Putnam Tax Exempt Income Fund for the taxable year of the mergers that is equal to the portion of Putnam Tax Exempt Income Fund’s taxable year that follows the date of the applicable merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of the funds may pay taxes sooner, or pay more taxes, than they would have had the mergers not occurred.

In addition, assuming that both mergers occur, the combined fund resulting from the mergers will have tax attributes that reflect a blending of the tax attributes of all of Putnam Tax Exempt Income Fund, Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund at the time of the mergers (including as affected by the rules described above). Therefore, the shareholders of each fund will receive a proportionate share of any “built-in” (unrealized) gains in the other funds’ assets, as well as, in the case of shareholders of the Acquired Funds, any taxable gains realized by Putnam Tax Exempt Income Fund but not distributed to its shareholders before the mergers, when Putnam Tax Exempt Income Fund eventually distributes those gains. As a result, shareholders of any fund may receive a greater amount of taxable distributions than they would have had the mergers not occurred. Any pre-acquisition losses of each Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become potentially available to offset capital gains realized after the mergers and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the mergers, such that the benefit of those losses to the shareholders of each Acquired Fund may be further reduced relative to what the benefit would have been had the mergers not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the mergers will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the mergers, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the mergers. Thus, the impact of the rules described above will depend on factors that are currently unknown, and this impact cannot be calculated precisely before the mergers.

The following paragraphs and tables provide a brief summary of the tax impacts, due to the above-described rules and the combination of the tax attributes of the three funds, of the mergers had they occurred on September 30, 2016. The summary is based on the gain/loss characteristics of the funds as of September 30, 2016 and assumes that hypothetical mergers of the funds took place on that date. The gain/loss characteristics and net assets of each fund, and of the combined fund, on the actual date of the mergers will differ, perhaps significantly, from those on September 30, 2016. For example, as a result of potential portfolio turnover of each Acquired Fund, each of those funds’ tax situation, and thus the actual tax impacts of the mergers, could differ substantially from those described below. Because the tax impacts of the mergers depends on each fund’s relative tax situation at the time of the mergers, which situation will be different, and perhaps significantly different, than the tax situation on September 30, 2016, the tax impacts of the mergers will differ, perhaps significantly, from those described below.

As of September 30, 2016, (i) Putnam Michigan Tax Exempt Income Fund had realized losses (in the form of carryforwards and year-to-date (“YTD”) net realized losses) equal to about $1.54 million, or roughly 1.83% of its own NAV, and built-in gains equal to about $5.26 million, or roughly 6.25% of its

29

own NAV, (ii) Putnam Arizona Tax Exempt Income Fund had realized losses (in the form of carryforwards net of YTD net realized gains) equal to about $1.52 million, or roughly 2.91% of its own NAV, and built-in gains equal to about $4.3 million, or roughly 8.23% of its own NAV, and (iii) Putnam Tax Exempt Income Fund had realized losses (in the form of carryforwards) equal to about $31.39 million, or roughly 3.08% of its own NAV, and built-in gains equal to about $90.24 million, or roughly 8.86% of its own NAV. Had the mergers occurred on September 30, 2016, the combined fund would have had losses (net of unrealized built-in gains) equal to approximately $66.25 million, or roughly 5.74% of the net assets of the combined fund. As of September 30, 2016, Putnam Tax Exempt Income Fund thus had proportionately larger realized losses and unrealized gains than each of Putnam Michigan Tax Exempt Income Fund and Putnam Arizona Tax Exempt Income Fund. Had the mergers occurred on September 30, 2016, the Tax Exempt Income Fund’s shareholders holding shares for seven or more years would have experienced a very small net potential tax benefit from spreading Putnam Tax Exempt Income Fund’s unrealized gains over a larger shareholder base, notwithstanding the very small potential tax cost that would have resulted from likewise sharing Putnam Tax Exempt Income Fund’s realized losses across the larger shareholder base of the combined fund. Putnam Michigan Tax Exempt Income Fund’s shareholders would have experienced a very small tax cost as a result of the mergers. Although Putnam Michigan Tax Exempt Income Fund’s shareholders would have shared in the proportionally larger realized losses of Putnam Tax Exempt Income Fund following the mergers, such shareholders would also have borne a portion of the larger unrealized gains of Putnam Tax Exempt Income Fund. Putnam Arizona Tax Exempt Income Fund shareholders would also have experienced a very small tax cost as a result of the mergers. A portion of the loss carryforwards of Putnam Arizona Tax Exempt Income Fund would have expired on the closing date of the mergers due to the closing of the tax year of the fund. The combination of this accelerated expiration and the shareholders’ participation in the larger unrealized gains of Putnam Tax Exempt Income Fund would have resulted in a very small tax cost to Putnam Arizona Tax Exempt Income Fund shareholders. The rules limiting the availability of pre-merger losses to the combined fund would technically have applied to any loss carryforwards of both Acquired Funds, but may not have had significant practical effect.

The rules limiting the ability of the combined fund to use pre-merger losses of one fund to offset built-in gains of the other fund for five years following the merger would potentially have applied to the unrealized built-in gains of all three funds. As of September 30, 2016, all three funds had net unrealized built-in gains and were therefore so-called “gain corporations” as defined in Section 384 of the Code. The loss “quarantine” provisions of Section 384 of the Code would therefore have applied to the combined fund as a result of a mergers occurring on that date. Under Section 384, to the extent the combined fund were to recognize pre-merger unrealized gains of one of the funds during the five years following the mergers, it would be permitted to use the pre-merger losses of each such fund to offset only that fund’s respective pre-merger unrealized built-in gains; the pre-merger losses of one fund would not be permitted to be used to offset the pre-merger unrealized built-in gains of another fund realized during such period.

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Summary Information (in $ Millions)

				Capital Loss
				Carryforwards,
				Net of
				(including)
				YTD
				Gain/(Loss) or
			YTD Net	YTD Gain Net	Current Net
	Net	Capital Loss	Realized	of Capital Loss	Unrealized
Fund	Assets	Carryforwards	Gain/(Loss)	Carryforwards	Gain/(Loss)

Putnam Michigan
Tax Exempt	$84.12	($1.28)	($0.26)	($1.54)	$5.26
Income Fund

Putnam Arizona
Tax Exempt	$52.29	($1.56)	$0.04	($1.52)	$4.30
Income Fund

Putnam Tax
Exempt Income	$1,018.32	($31.39)	$0	($31.39)	$90.24
Fund

Putnam Tax
Exempt Income
Fund (combined	$1,154.73	-	-	($33.19)	$99.80
pro forma after
merger and after
Loss Limitation*

* Showing mergers of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund with and into Putnam Tax Exempt Income Fund. The pro forma figures in this chart represent the position of each fund following hypothetical mergers on 9/30/2016. The amount shown as “Capital Loss Carryforwards, Net of (including) YTD Gain/(Loss) or YTD Gain Net of Capital Loss Carryforwards” represents the sum of the capital loss carryforwards, if any, and YTD realized gains/losses (the amounts that would be shown in the previous two columns) of the combined fund post-merger, after taking any Section 382 loss limitation and any expiration of losses as a result of the closing of the Acquired Funds’ taxable year into account; this amount may not be fully available to the combined fund in any given year because the tax laws limit the use of Putnam Tax Exempt Income Fund’s and each Acquired Fund’s pre-merger losses to offset gains realized by the combined fund. This number does not take into account potential limitations under Section 381 of the Code, which could limit the use of pre-merger losses of Putnam Tax Exempt Income Fund against post-merger current year gains of the combined fund in the year of the merger, and Section 384 of the Code, which prohibits the use of pre-merger losses of one fund to offset gains that were “built in” to another fund at the time of a merger, if and when those gains are realized. Please note that the pro forma figures for post-merger losses may not be the sum of the pre-merger losses due to the limitations on the use of pre-merger losses and due to the potentially accelerated expiration of the Acquired Funds’ losses as a result of the mergers.

The tax principles described above are not expected to change. However, their application will change prior to the mergers because of market developments and fluctuation, any pre-merger realignments or other sales of portfolio securities that might occur or that have already occurred, and shareholder activity in the funds, among other changes. This description of the federal income tax consequences of the proposed mergers is made without regard to the particular facts and circumstances of any shareholder,

31

though it is applicable only to a situation when a fund’s shares are held in a taxable account. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed mergers, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of September 30, 2016, and on a pro forma combined basis, giving effect to each proposed merger as of that date:

					Putnam Tax
	Putnam	Putnam			Exempt
	Arizona Tax	Michigan Tax	Putnam Tax		Income Fund
	Exempt	Exempt Income	Exempt Income	Pro Forma	Pro Forma
(Unaudited)	Income Fund	Fund	Fund	Adjustment	Combined

Net assets*

Class A	$45,276,560	$63,940,521	$910,920,704	(158,490)	$1,019,979,295
Class B	$771,370	$880,305	$6,875,683	(1,434)	$8,525,924
Class C	$2,621,001	$3,709,444	$40,983,185	(7,629)	$47,306,001
Class M	$954,368	$608,661	$6,768,034	(1,258)	$8,329,805
Class Y	$2,663,072	$14,979,953	$52,776,080	(15,935)	$70,403,170
Total	$52,286,371	$84,118,884	$1,018,323,686		$1,154,544,195

Shares
outstanding†#

Class A	4,856,791	6,870,825	102,830,952	597,232	115,155,800
Class B	82,852	94,669	776,014	8,833	962,368
Class C	280,866	398,374	4,615,963	33,512	5,328,715
Class M	102,168	65,381	761,520	8,278	937,347
Class Y	285,288	1,606,610	5,944,174	94,227	7,930,299
Total	5,607,965	9,035,859	114,928,623		130,314,529

Net asset value per
share

Class A	$9.32	$9.31	$8.86		$8.86
Class B	$9.31	$9.30	$8.86		$8.86
Class C	$9.33	$9.31	$8.88		$8.88
Class M	$9.34	$9.31	$8.89		$8.89
Class Y	$9.33	$9.32	$8.88		$8.88

* Pro forma combined net assets reflect that the costs associated with the proposed merger are estimated to be $434,816. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed mergers, will be allocated evenly between the three funds, except that relevant proxy solicitation costs will be borne by the applicable Acquired Fund. However, as a result of a contractual expense limitation, Putnam Management will bear all of the costs for Putnam Arizona Tax Exempt Income Fund and $103,498 of the costs allocated to Putnam Arizona Tax Exempt Income Fund. Thus, an estimated $250,070 will be paid by Putnam Management, an estimated

32

$50,374 will be paid by Putnam Michigan Tax Exempt Income Fund, and an estimated $134,372 will be paid by Putnam Tax Exempt Income Fund.

† Reflects the issuance of the following shares of Putnam Tax Exempt Income Fund in a tax-free exchange for the net assets of Putnam Arizona Tax Exempt Income Fund as of September 30, 2016, less anticipated merger-related expenses:

Class A: 5,111,127
Class B: 87,060
Class C: 295,205
Class M: 107,383
Class Y: 299,942

# Reflects the issuance of the following shares of Putnam Tax Exempt Income Fund in a tax-free exchange for the net assets of Putnam Michigan Tax Exempt Income Fund as of September 30, 2016, less anticipated merger-related expenses:

Class A: 7,213,720
Class B: 99,295
Class C: 417,547
Class M: 68,444
Class Y: 1,686,183

The Trustees, including the Independent Trustees, unanimously recommend approval of the proposed mergers.

IV. Information about Voting and the Shareholder Meetings

General. This prospectus/proxy statement is furnished in connection with the proposed mergers of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund into Putnam Tax Exempt Income Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meetings. The Meetings are to be held on June 14, 2017 for shareholders of each Acquired Fund, at 11 a.m. Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of Meeting, the prospectus/proxy statement and the enclosed form of proxy are being mailed to shareholders on or about May 1, 2017.

As of March 20, 2017, Putnam Arizona Tax Exempt Income Fund had the following shares outstanding:

Share Class	Number of Shares Outstanding

Class A	3,936,357.40
Class B	74,043.75
Class C	278,930.21
Class M	102,969.82
Class Y	321,422.64

As of March 20, 2017, Putnam Michigan Tax Exempt Income Fund had the following shares outstanding:

33

Share Class	Number of Shares Outstanding

Class A	6,547,345.23
Class B	82,357.83
Class C	446,275.54
Class M	37,331.82
Class Y	1,332,648.38

Only shareholders of record on March 20, 2017 (the “Record Date”) will be entitled to notice of and to vote at the Meetings. Each share is entitled to one vote, with fractional shares voting proportionally.

Required Vote. Proxies are being solicited from each Acquired Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the applicable proposed merger and the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by a majority of the outstanding voting securities of the applicable Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the applicable Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

Proxies from Putnam Tax Exempt Income Fund’s shareholders are not being solicited because their approval or consent is not necessary for consummation of the proposed mergers.

Record Date, Quorum and Methods of Tabulation. Shareholders of record of each Acquired Fund at the close of business on the Record Date will be entitled to vote at the relevant Meeting or any adjournment thereof. Shareholders of all classes vote together as a single class. The holders of 30% of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

34

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval, in accordance with the Trustees’ recommendation, of the proposal.

Other Business. The Trustees know of no matters other than those described in this prospectus/proxy statement to be brought before the Meetings. If, however, any other matters properly come before a Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Share Ownership.

Putnam Arizona Tax Exempt Income Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y, of which they owned 1.25%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

			Assuming
			Completion of
		Percentage	the Proposed
Class	Shareholder name and address	owned	Merger*

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	15.49%	0.66%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
A	1 PERSHING PLZ	9.01%	0.39%
	JERSEY CITY NJ 07399-0001

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
A	PLAZA 2, 3RD FLOOR	8.93%	0.38%
	JERSEY CITY NJ 07311

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
A	12555 MANCHESTER RD	8.45%	0.36%
	SAINT LOUIS MO 63131-3729

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	7.70%	0.33%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

35

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
A	4800 DEERLAKE DR E FL3	5.12%	0.22%
	JACKSONVILLE FL 32246-6484

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
A	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	5.11%	0.22%
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	60.59%	5.52%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
B	ATTN: LINDSAY O'TOOLE	17.76%	1.62%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	6.54%	0.60%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
B	12555 MANCHESTER RD	6.31%	0.58%
	SAINT LOUIS MO 63131-3729

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	32.88%	1.84%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
C	4800 DEERLAKE DR E FL3	19.76%	1.10%
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	11.45%	0.64%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
C	SPEC CDY A/C EXCL BEN CUST UBSFSI	6.04%	0.34%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	5.33%	0.30%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

36

	PERSHING, LLC
M	1 PERSHING PLZ	46.10%	5.22%
	JERSEY CITY NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	22.00%	2.49%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	JOHN A MARTIN AS TTEE
	OF THE JOHN A MARTIN TR
M	U/A DTD 9-28-05	16.56%	1.88%
	310 W MONTE VISTA RD
	PHOENIX AZ 85003-1121

	ROBERT W BAIRD & CO INC
	A/C 2143-3811
M	777 E WISCONSIN AVE	12.06%	1.37%
	MILWAUKEE WI 53202-5300

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	23.08%	1.00%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEERLAKE DR E FL3	18.64%	0.81%
	JACKSONVILLE FL 32246-6484

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	16.47%	0.71%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
Y	SPEC CDY A/C EXCL BEN CUST UBSFSI	14.91%	0.65%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
Y	12555 MANCHESTER RD	13.45%	0.58%
	SAINT LOUIS MO 63131-3729

* Percentage owned assuming completion of the mergers on November 30, 2016.

Putnam Michigan Tax Exempt Income Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

37

			Assuming
			Completion of
		Percentage	the Proposed
Class	Shareholder name and address	owned	Merger*

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
A	12555 MANCHESTER RD	14.41%	0.93%
	SAINT LOUIS MO 63131-3729

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	11.75%	0.76%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
A	ATTN: COURTNEY WALLER	9.05%	0.58%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
A	PLAZA 2, 3RD FLOOR	8.51%	0.55%
	JERSEY CITY NJ 07311

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	30.50%	3.05%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	28.69%	2.87%
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
B	ATTN: COURTNEY WALLER	12.98%	1.30%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	OPPENHEIMER & CO INC.
	FBO MARY E BROOKS TRUSTEE
	MARY E BROOKS TRUST
B	U/A DTD 8/14/96	11.94%	1.20%
	263 MOUNT VERNON AVE
	GROSSE POINTE MI 48236-3436

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	9.26%	0.93%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	17.39%	1.48%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

38

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
C	4800 DEER LAKE DR E FL 3	16.99%	1.44%
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	14.21%	1.21%
	JERSEY CITY NJ 07311

	PERSHING, LLC
C	1 PERSHING PLZ	6.96%	0.59%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	6.22%	0.53%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
M	1 PERSHING PLZ	75.67%	5.51%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
M	CUSTOMER	11.29%	0.82%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	7.84%	0.57%
	SAINT LOUIS MO 63131-3729

	PERSHING, LLC
Y	1 PERSHING PLZ	59.87%	12.41%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	13.74%	2.85%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	10.01%	2.07%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	5.72%	1.18%
	JACKSONVILLE FL 32246-6484

* Percentage owned assuming completion of the mergers on November 30, 2016.

Putnam Tax Exempt Income Fund

39

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

			Assuming
			Completion of the
		Percentage	Proposed
Class	Shareholder name and address	owned	Mergers*

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
A	12555 MANCHESTER RD	14.41%	12.80%
	SAINT LOUIS MO 63131-3729

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	10.92%	9.70%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
A	4800 DEER LAKE DR E FL 3	6.82%	6.06%
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	6.44%	5.72%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
A	PLAZA 2, 3RD FLOOR	6.03%	5.36%
	JERSEY CITY NJ 07311

	PERSHING, LLC
A	1 PERSHING PLZ	5.08%	4.51%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	30.60%	24.69%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	17.18%	13.86%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	16.85%	13.60%
	JERSEY CITY NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	7.67%	6.19%
	JACKSONVILLE FL 32246-6484

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
C	4800 DEER LAKE DR E FL 3	15.29%	13.15%
	JACKSONVILLE FL 32246-6484

40

	PERSHING, LLC
C	1 PERSHING PLZ	11.97%	10.30%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	10.61%	9.13%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	7.43%	6.39%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	7.19%	6.19%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.39%	5.49%
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	5.54%	4.77%
	JERSEY CITY NJ 07311

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	5.43%	4.67%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	37.68%	30.67%
	SAINT LOUIS MO 63131-3729

	PERSHING, LLC
M	1 PERSHING PLZ	10.01%	8.14%
	JERSEY CITY NJ 07399-0001

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
M	PLAZA 2, 3RD FLOOR	6.95%	5.66%
	JERSEY CITY NJ 07311

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	5.33%	4.34%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
Y	SPEC CDY A/C EXCL BEN CUST UBSFSI	20.06%	14.95%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

41

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	18.54%	13.81%
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	11.37%	8.47%
	JERSEY CITY NJ 07311

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	11.03%	8.22%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	9.65%	7.19%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
Y	1 PERSHING PLZ	9.05%	6.75%
	JERSEY CITY NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	5.28%	3.94%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

* Percentage owned assuming completion of the mergers on November 30, 2016.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of The Putnam Funds and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. The Acquired Funds may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at a Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Each Acquired Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at a Meeting. Each Acquired Fund is unaware of any such challenge at this time.

Shareholders of each Acquired Fund also have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and

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telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Each Acquired Fund generally maintains confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation. For managing the proxy campaign, Computershare Fund Services will receive a fee plus reimbursement for out-of-pocket expenses. Computershare Fund Service will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of each Acquired Fund, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by Computershare Fund Service will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to Broadridge Financial Services are estimated to be approximately $21,900. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Arizona Tax Exempt Income Fund would incur total costs of approximately $12,200 in connection with its proxy campaign and Putnam Michigan Tax Exempt Income Fund would incur total costs of approximately $19,500 in connection with its proxy campaign. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. The expenses of the preparation of proxy statements and related materials were to be borne by Putnam Arizona Tax Exempt Income Fund in respect of its proxy campaign, but Putnam Management will bear all of the costs allocated to that fund as a result of a contractual expense limitation.

Revocation of Proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of the applicable Acquired Fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the Meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Adjournment. To the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the Meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as

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proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of a Meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. Due to the expense limitation referenced above, in respect of Putnam Arizona Tax Exempt Income Fund, Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the prospectus/proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the prospectus/proxy statement for each account registered at that address. If you would prefer to receive your own copy of the prospectus/proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

The Trustees, including the Independent Trustees, have carefully reviewed the terms of the proposed mergers and unanimously recommend that shareholders of the Acquired Funds approve the proposed mergers.

V. Additional Information about Putnam Tax Exempt Income Fund

References to the “fund” in this section refer to Putnam Tax Exempt Income Fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax Information

The fund intends to distribute income that is exempt from federal income tax, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities or capital gains realized on the disposition of its investments.

Who oversees and manages the fund?

The fund’s Trustees. As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager. The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s annual report to shareholders dated September 30, 2016.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.43% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

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Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined fund	Employer	Positions over past five years
managers

Paul Drury	2002	Putnam Management	Portfolio Manager Previously, Tax Exempt
		1989 - Present	Specialist

Garrett Hamilton	2016	Putnam Management	Portfolio Manager
		2016 – Present

		BNY Mellon	Portfolio Manager
		2010 – 2016

The fund’s SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices.

The fund’s tax-exempt investments are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees. Such services determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, quotations from bond dealers, market transactions in comparable securities, and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service is unable to value a security or provides a valuation that Putnam Management does not

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believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Class T shares of the fund are not currently available for purchase. Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383 Boston,
MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M, and class T shares, only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

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• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me? The fund’s prospectus offers you five classes of fund shares: A, B, C, M and T. Certain investors described below may also choose class Y shares. Class T shares are not currently available for purchase. Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $100,000 and $50,000, respectively. Class T offers sales charge discounts starting at investments of $250,000.

• Total expenses associated with each share class. Each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 4.00%

• Lower sales charges available for investments of $100,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

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• Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus/proxy statement) are not applicable to class T shares.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A, B, M, or T shares because of higher 12b-1 fees

• No conversion to class A shares, so no reduction in future 12b-1 fees

• Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 3.25%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees

• No conversion to class A shares, so no reduction in future 12b-1 fees

• Orders for class M shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class T shares

• Initial sales charge of up to 2.50%

• Lower sales charges available for investments of $250,000 or more

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• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus/proxy statement) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

• The following investors may purchase class Y shares if approved by Putnam:

– bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

– college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

– other Putnam funds and Putnam investment products;

– investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

– clients of a financial representative who are charged a fee for consulting or similar services;

– corporations, endowments and foundations that have entered into an arrangement with Putnam;

– fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

– investment companies (whether registered or private), both affiliated and unaffiliated with Putnam; and

– current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, individual retirement accounts (IRAs), and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, or T shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a		Class M sales charge as a
	percentage of*:		percentage of*:

Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**

Under 50,000	4.17%	4.00%	3.36%	3.25%

50,000 but under 100,000	4.17	4.00	2.30	2.25

100,000 but under 250,000	3.36	3.25	1.27	1.25

250,000 but under 500,000	2.56	2.50	1.01	1.00

500,000 and above	NONE	NONE	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

*** The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Initial sales charges for class T shares

	Class T sales charge as a
	percentage of*:

Amount of purchase at offering	Net amount	Offering
price (Transaction level) ($)	invested	price**

Under 249,000	2.56%	2.50%

250,000 but under 499,999	2.04%	2.00%

500,000 but under 999,999	1.52%	1.50%

1,000,000 and above	1.01%	1.00%

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts":

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Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•Individual accounts

•Joint accounts

•Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

•Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the fund’s SAI.

Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in Appendix B (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to Appendix B for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

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Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including stepchildren and adopted children);

(iv) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;

(vi) college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(vii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual agreements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i) a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);

(ii) a redemption of shares that are no longer subject to the CDSC holding period therefor;

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(iii) a redemption of shares that were issued upon the reinvestment of distributions by the fund;

(iv) a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires;

(v) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

The fund may sell class T shares without a sales charge under the following circumstances:

(i) upon reinvestment of distributions by the fund; and

(ii) upon exchange of shares of other classes of the fund.

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares? You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

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Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment information. The fund generally sends you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund generally sends payment for your shares

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within three business days after your request is received in good order. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.

Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in

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connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

• Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

• Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary - Fees and expenses of the fund’s prospectus. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, 1.00% on class B, class C, and class M shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class B and class

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M shares to 0.25%, 0.85% and 0.50% of average net assets, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary - Fees and expenses in the fund’s prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary - Fees and expenses in the fund’s prospectus.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus/proxy statement. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

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• Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management - Investor Servicing Agent for more details.

Fund distributions and taxes. The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as "undeliverable," the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

Fund distributions that the fund properly reports to you as “exempt-interest dividends” are generally not subject to federal income taxation. Other fund distributions will generally be taxable to you as ordinary income or treated as long-term capital gain included in your net capital gain and taxable to individuals at reduced rates. Distributions are so treated whether paid in cash or reinvested in additional shares. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal AMT, both for individual and corporate shareholders.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to you as such when it is distributed.

For federal income tax purposes, distributions of net investment income other than “exempt-interest dividends” are generally taxable to you as ordinary income. Generally, gains realized by the fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally is tax-exempt. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

You should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions other than exempt-interest dividends are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

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The fund’s investments in discount and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the fund’s SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

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Appendix A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [ ], 2017 in Boston, Massachusetts, by and between PUTNAM TAX EXEMPT INCOME FUND, a Massachusetts business trust (the “Acquiring Fund”), and each of PUTNAM ARIZONA TAX EXEMPT INCOME FUND and PUTNAM MICHIGAN TAX EXEMPT INCOME FUND, each a Massachusetts business trust (each an “Acquired Fund” and together, the “Acquired Funds”).

PLAN OF REORGANIZATION

(a) Each Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(f)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of each Acquired Fund existing at the Valuation Time and to deliver to each Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by Acquiring Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by Acquiring Fund on such date, (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the “Class M Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class M shares of the Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class M shares of the Acquired Fund assumed by Acquiring Fund on such date, and (v) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the “Class Y Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class Y shares of the Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class Y shares of the Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, and Class Y Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Before the Exchange Date, each Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, each Acquired Fund will distribute in complete liquidation to its Class A, Class B, Class C, Class M, and Class Y shareholders of record as of the Exchange Date the Merger Shares, each shareholder being

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entitled to receive that proportion of Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, and Class Y Merger Shares that the number of Class A, Class B, Class C, Class M, and Class Y shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B, Class C, Class M, and Class Y shares of the Acquired Fund outstanding on such date.

AGREEMENT

Acquiring Fund and each Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with each Acquired Fund that:

(a) Acquiring Fund is a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended September 30, 2016, audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm have been furnished to the Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated January 30, 2017, previously furnished to the Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to the Acquired Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to the Acquired Fund.

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2016 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except

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such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus, or the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement, the Prospectus, or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation, Acquiring Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) Acquiring Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring Fund and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

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2. Representations and warranties of each Acquired Fund.

Each Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) The Acquired Fund is a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Fund is not required to qualify as a foreign association in any jurisdiction. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Acquired Fund is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the Acquired Fund for the fiscal year ended May 31, 2016, audited by KPMG LLP with respect to Putnam Arizona Tax Exempt Income and by PricewaterhouseCoopers LLP with respect to Putnam Michigan Tax Exempt Income Fund, the Acquired Fund’s independent registered public accounting firm, have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of the Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The Acquired Fund’s prospectus and statement of additional information dated September 30, 2016, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively an “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the Acquired Fund makes no representation or warranty as to any information in its Acquired Fund Prospectus that does not specifically relate to the Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of the Acquired Fund, other than as have been disclosed in the Registration Statement, its Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2016 and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since such date. Before the Exchange Date, the Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2016, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus, and the Proxy Statement on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules

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and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed by the Acquiring Fund with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy statement, or omissions to state in any thereof a material fact relating to the Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to the Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(i) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s registration statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Acquired Fund’s Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Acquired Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) The Acquired Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by the Acquired Fund on or before the Exchange Date, and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and to the knowledge of the Acquired Fund, no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, the Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of the Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by the Acquired Fund). As used in this Agreement, the term “Investments” means the Acquired Fund’s investments shown on the schedule of its investments as of November 30, 2016 referred to in Section 2(c) hereof, as supplemented with such changes as the Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or the Acquired Fund, except as previously disclosed to Acquiring Fund by the Acquired Fund.

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(o) At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of each Acquired Fund and the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), each Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from each Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of each Acquired Fund, whether accrued or contingent (including cash received by each Acquired Fund upon the liquidation by each Acquired Fund of any investments purchased by each Acquired Fund after November 30, 2016 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of each Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, each Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, and Class Y Merger Shares received by it to the Class A, Class B, Class C, Class M, and Class Y shareholders, respectively, of the Acquired Fund, in complete liquidation of the Acquired Fund. The approval or consummation of the merger of each Acquired Fund is not conditioned on the approval or consummation of the merger of the other Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of the Acquired Fund, each Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. These liquidations will be substantially completed before the Exchange Date, unless otherwise agreed by each Acquired Fund and Acquiring Fund.

(c) Each Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of each Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to each Acquired Fund, determined in each case as provided hereafter in Section 4, (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to

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Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class M shares of the Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class M shares of the Acquired Fund assumed by Acquiring Fund on that date; and (v) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class Y shares of the Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class Y shares of the Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to each Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class M and Class Y shares of the Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class M and Class Y shares of the Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time by Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(b) No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(c) The investment restrictions of each Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(d) Acquiring Fund will issue the Merger Shares, registered in the name of each Acquired Fund, to the Acquired Fund. Acquiring Fund will then, in accordance with written instructions furnished by each Acquired Fund, re-register the Class A Merger Shares in the names of the Class A shareholders of the Acquired Fund, re-register the Class B Merger Shares in the names of the Class B shareholders of the Acquired Fund, re-register the Class C Merger Shares in the names of the Class C shareholders of the Acquired Fund, re-register the Class M Merger Shares in the names of the Class M shareholders of the Acquired Fund, and re-register the Class Y Merger Shares in the names of the Class Y shareholders of the Acquired Fund. Acquiring Fund will not permit any shareholder of an Acquired Fund holding share certificates as of the Exchange Date to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such shareholder) or pledge the Merger Shares until such shareholder has surrendered his or her outstanding certificates of the Acquired Fund or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder has made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of the Acquired Fund. An Acquired Fund with outstanding share certificates as of the Exchange Date will, at its expense, request the shareholders of the Acquired Fund to surrender their outstanding certificates of the Acquired Fund, or post adequate bond, as the case may be.

(e) Acquiring Fund will assume all liabilities of each Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise.

(f) The Valuation Time is 4:00 p.m. Eastern Time on July 21, 2017 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

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5. Expenses, fees, etc.

(a) All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing the prospectus/proxy statement or other similar expenses incurred in connection with the consummation by each Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be allocated evenly between Acquiring Fund and each Acquired Fund as of the Valuation Time, except that (i) the costs of proxy solicitation will be allocated to Acquired Fund, and (ii) the costs of liquidating such of each Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date shall be allocated to Acquired Fund; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or either Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b) In the event that a transaction contemplated by this Agreement is not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8) or (ii) the nonfulfillment or failure of any condition to the applicable Acquired Fund’s obligations referred to in Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by the applicable Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event that a transaction contemplated by this Agreement is not consummated by reason of (i) the applicable Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the applicable Acquired Fund’s obligations referred to in Section 9) or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8, the applicable Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event that a transaction contemplated by this Agreement is not consummated for any reason other than (i) Acquiring Fund’s or the applicable Acquired Fund’s being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s or the applicable Acquired Fund’s obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and the applicable Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason a transaction contemplated by this Agreement is not consummated, no applicable party shall be liable to the other applicable party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of each Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of The Putnam Funds, One Post Office Square, Boston, Massachusetts, at 7:30 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

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7. Dissolution.

(a) Each Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Each Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Acquired Fund in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund will, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each Acquired Fund and Acquiring Fund will cooperate with each other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder, in respect of Acquiring Fund’s acquisition of each Acquired Fund, are subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of the Acquired Fund (including a majority of those Trustees who are not “interested persons” of the Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting, at least a majority of the outstanding shares of the Acquired Fund, as defined in Section 2(a)(42) of the 1940 Act. The approval of the merger of each Acquired Fund is not conditioned on the approval of the merger of the other Acquired Fund.

(b) That the Acquired Fund will have furnished to Acquiring Fund (i) a statement of the Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquired Fund since November 30, 2016, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by the Acquired Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

(c) That the Acquired Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of the Acquired Fund by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

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(d) That there is no material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Acquiring Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) the Acquired Fund is a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of the Acquired Fund, (iii) the Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Acquired Fund’s Agreement and Declaration of Trust, Bylaws, then-current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of the Acquired Fund whose responsibility it is to advise the Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(f) That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications and would note and distinguish certain published precedent), in a form reasonably satisfactory to each of the Acquired Fund and Acquiring Fund, substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of the Acquired Fund followed by the distribution by the Acquired Fund to its shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of the Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under

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Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares a shareholder of the Acquired Fund receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, a shareholder of the Acquired Fund’s holding period for the Merger Shares received pursuant to this Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, (vii) under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Acquired Fund asset transferred to Acquiring Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(g) That the assets of the Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(h) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(i) That Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(j) That all proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(k) That, before the Exchange Date, the Acquired Fund declares a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of the Acquired Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), and (iii) all of its net capital gain realized after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) the Acquired Fund’s taxable year that will end on the Exchange Date and (y) any prior taxable year of the Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

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(l) That the Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Time.

(m) That the Acquired Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(n) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) the Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

(o) That the Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which the Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to each Acquired Fund’s obligations.

The obligations of each Acquired Fund hereunder, in respect of the acquisition of the Acquired Fund by Acquiring Fund, shall be subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of the Acquired Fund (including a majority of those Trustees who are not “interested persons” of the Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting at least a majority of the outstanding shares of the Acquired Fund, as defined in Section 2(a)(42) of the 1940 Act.

(b) That Acquiring Fund will have furnished to the Acquired Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since September 30, 2016, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund will have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

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(d) That Acquiring Fund will have furnished to the Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there is no material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That the Acquired Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to the Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a voluntary association with transferable shares duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund, and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That the Acquired Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications and would note and distinguish certain published precedent), in a form reasonably satisfactory to each of the Acquired Fund and Acquiring Fund, substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of the Acquired Fund followed by the distribution by the Acquired Fund to its shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and Acquiring Fund will each be a “party to a

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reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of the Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by a shareholder of the Acquired Fund pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, the holding period for the Merger Shares received pursuant to this Agreement by a shareholder of the Acquired Fund will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the shares of the Acquired Fund exchanged therefor, provided that, the shareholder held those shares of the Acquired Fund as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, (vii) under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Acquired Fund asset transferred to Acquiring Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That the Acquired Fund shall have received from the Commission, any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Each Acquired Fund agrees to indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, Acquiring Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in

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connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the applicable Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Each Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Each Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, each Acquired Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

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11. No broker, etc.

Each of the Acquired Funds and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

An Acquired Fund and the Acquiring Fund, may, by mutual consent of their Trustees, terminate this Agreement, and either Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2017, this Agreement shall automatically terminate on that date unless a later date is agreed to by the applicable Acquired Fund and the Acquiring Fund.

13. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

15. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust, as amended, of each Acquired Fund and the Acquiring Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of either Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of each Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM TAX EXEMPT INCOME FUND

By:__________________________

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

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PUTNAM ARIZONA TAX EXEMPT INCOME FUND

By:__________________________

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

PUTNAM MICHIGAN TAX EXEMPT INCOME FUND

By:__________________________

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

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Appendix B

Financial intermediary specific sales charge waiver information:

As described in this prospectus/proxy statement, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended

• Shares purchased through a Merrill Lynch-affiliated investment advisory program

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus

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• Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available through Merrill Lynch

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in the fund’s prospectus and SAI

• Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets

• Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

MORGAN STANLEY WEALTH MANAGEMENT

Class T shares

Class T shares are available for purchase by Morgan Stanley Wealth Management (Morgan Stanley) clients with the front-end sales charge waived as follows:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.

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• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

• Mutual fund shares exchanged from an existing position in the same fund as part of a share class exchange instituted by Morgan Stanley.

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Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

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